© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
February 8, 2011
Earnings Webcast & Conference Call
Second Quarter Fiscal Year 2011
Broadridge Financial Solutions, Inc.
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Statements that are not historical in nature, such as our fiscal year 2011 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be”
and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A.
Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (the “2010 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2010 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of Broadridge’s products and services; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and
competitive conditions.  Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain Non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such Non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.

Today’s Agenda
Opening Remarks and Key Topics Rich Daly, CEO
First Half Fiscal Year 2011 Dan Sheldon, CFO
Results and Full Year Guidance
Summary and Closing Comments Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Rick Rodick, VP Investor Relations
Closing Remarks Rich Daly, CEO

Opening Remarks
Key Topics:
Year-to-Date Financial Highlights
Business Update Highlights
Closed Sales Performance
Recurring Fee Revenues and Closed Sales
Event-Driven Fee and Distribution Revenues
Matrix acquisition

Year-to-Date Financial Highlights
Revenues were down significantly from last year
Anticipated that event-driven revenues would be down, but they were lower than expected
•
Event-driven fee revenues were down 51% for the first six months of fiscal year 2011 as compared with same period last year, the majority of which was anticipated in our guidance
•
Based on our client interactions and expertise, we do not believe there has been a secular change; however, it is unlikely event-driven revenues will rebound the remainder of this fiscal year to earlier forecasted levels
Recurring revenues increased because of our sales less losses (Net New Business)
and acquisitions
Diluted earnings per share from continuing operations were down 68% for the first six months of fiscal year 2011, over two-thirds of which was anticipated in our guidance due to last year’s record event-driven revenues increase
Our year-to-date performance was $0.10 lower than anticipated primarily due to the unprecedented cyclical decline in event-driven revenues. We are also anticipating a similar $0.10 decline in the second half of this fiscal year
As a result of the event-driven revenue decline, we are lowering our Fiscal Year 2011 earnings per share from continuing operations guidance range to $1.30 to $1.40
Included in the $0.25 earnings per share guidance reduction is $0.05 for a one-time charge, which will result in expense benefits in Fiscal Year 2012 and beyond

Business Update Highlights
Signed the largest Securities Processing Solutions (SPS) client contract in our history
Acquired Matrix post quarter end
The leading independent provider of mutual fund processing solutions for the defined contribution market
Acquired Forefield
A leading provider of real-time electronic sales, education, and client communications for financial institutions and their advisors
Regulatory Update
SEC Concept Release
Shareholder approval of executive compensation
•
Say on pay
•
Say when on pay
Penson implementation
Canada conversion
U.S. conversion
IBM/ITO and Morgan Stanley Smith Barney (MSSB)

Closed Sales Performance
Closed sales for the quarter were $48M vs $58M compared to the same period last year
Year-to-date closed sales of $72M vs $88M compared to the same period last year
Strong recurring revenue closed sales
SPS sales of $26M (includes the large $22M deal) for the quarter vs $3M last year
•
SPS year-to-date sales of $37M vs $7M last year
Investor Communication Solutions (ICS) sales of $9M vs $43M (includes
$35M MSSB contract) last year
•
ICS year-to-date sales of $15M vs $48M last year
Sales pipeline continues to have very good momentum and contains large opportunities for both segments
Full year closed sales guidance reduced to a range of $140-190M due to event-driven with no change to recurring guidance of $110-150M

Recurring Fee Revenues and Closed Sales FY05-FY11
$-
$25
$50
$75
$100
$125
$150
FY05 FY06 FY07 FY08 FY09 FY10 FY11
Recurring Closed Sales
Recurring
Closed Sales
Forecast
+ 19
%
(32) %
+30
%
+16%
+25
%
Growth
Rate
$ in millions
$77
$92
$63
$82
$95
$119 $110-150
ICS recurring fee revenue is a very high quality revenue, 7% CAGR FY05-10
SPS recurring revenue has been more resilient than the markets it serves, 2% CAGR FY05-10
The acquisitions will enhance the performance of both ICS and SPS recurring fee revenues
Recurring Closed Sales grew at a 9% CAGR FY05-10
These recurring revenues, especially in ICS, are due to the high retention rates and new closed sales
$-
$250
$500
$750
$1,000
$1,250
$1,500
FY05 FY06 FY07 FY08 FY09 FY10 FY11
Total Recurring Fee Revenues
Acquisitions
SPS
ICS
Forecast
+9%
+7%
+5%
+5%
+1
%
Growth
Rate
$ in millions
$873
$955
$1,018
$1,064
$1,117
$1,133
$1,284
to $1,301

Event-Driven Fee and Distribution Revenues FY05-FY11
Volatile, but consistently grows
Position growth CAGR of 7% for FY05-11
Good value-creation, despite volatility
High margin, growing segment
Position growth enables higher revenue growth
New mutual fund solicitation product should
enable market share gains
Distribution revenue should continue to be
flat or down and convert to higher margin
ICS fee revenue
Volatility in distribution revenue is tied to
volatility in event-driven fee revenue
$0
$50
$100
$150
$200
$250
$300
FY05 FY06 FY07 FY08 FY09 FY10 FY11
Total Event-Driven Fee Revenues
Contest/ Specials/
Other Comm.
Mutual Fund
Supplemental/
Pre-sale
Mutual Fund
Proxy
Forecast
$ in millions
$158
$292
$175
$237
$216
$186
$241
$487
$552
$579
$566
$556
$554
~ $540
$162
$178
$242
$242
$201
$227
~ $160
$0
$250
$500
$750
$1,000
FY05 FY06 FY07 FY08 FY09 FY10 FY11
Total Distribution Revenues
Event-driven
Recurring
Forecast
$649
$781
~$700
$808
$757
$730
$821
Distribution
Revenues
Related to:
$ in millions

Matrix
Matrix processing system is a leading platform solution supporting
Mutual Fund and ETF trading and administration
National Securities Clearing Corp. (NSCC)
Clearance & Settlement Platform
Matrix Provides Mutual Fund
Processing, Trust, and Custody Services
to Third Party Administrators (TPA)
TPA Client #1
TPA  Client #2
TPA  Client #3
>130 TPA Clients with $30B
In Assets Under Admin. (AUA)
Matrix Provides Mutual Fund
Processing Services to
Bank/Trust  (B/T) Clients
B/T Client #1
B/T  Client #2
B/T Client #3
>200 B/T Clients with ~$100B
In Assets Under Admin. (AUA)
Matrix Has Long-Term
Contractual Relationships
with Mutual Fund  (MF) Families
and
Provides Connectivity
to >800 ETFs
(Exchange Traded Funds)
MF Client #1
MF Client #2
MF Client #3
>500 Mutual Fund Families
Covering ~25,000 Funds
Matrix Data Hub &
Processing Engine
•Automated Trade & Settlement Processing
•T+1 mutual fund settlement processing
•T+0 money market portal
•Designed for single net settlement execution
•Significantly reduces costs & human error
Matrix Processing Model

Matrix Value Proposition
Provides Broadridge with an entry into the attractive post-trade mutual fund processing market
Post-trade processing is a large and growing market ($600M in 2010 and expected to grow to $1B in 2015)
Matrix is competitively well positioned with attractive stand-alone economics
Broadridge’s brand halo and sales force positions it exceptionally well to provide immediate uplift to Matrix’s entire product suite
Win additional sales in third party administrators (TPAs) and bank trust markets
Bring 401(k) product to current and prospective brokerage clients
Enables Broadridge to leverage Matrix’s clients and relationships to accelerate the mutual fund team’s strategy focused on data- and distribution-channels
Mutual fund distributors (146 TPAs and 200 bank trusts) comprise Matrix’s core client base
Matrix has 500 mutual fund families, representing 25,000 funds; it also has connectivity to
800 ETFs
By positioning Broadridge as a distributor of mutual funds, Matrix enhances Broadridge’s ability to sell Access Data solutions, statements, fulfillment, proxy solicitation, etc.
Affords Broadridge immediate cross-sell opportunities to Matrix’s TPA and trust client base for client communications, data storage and archiving

1   Half Results and 2 Half Guidance Addressing Key Initiatives
(see next page for Revenue/EPS reconciliation year/year)
1  half historically represents ~40% of total year revenues and ~30% of total year EBIT due to seasonality of Issuer Equity Proxy activity
1  half EPS down $0.38 primarily due to fall off in event-driven revenues ($0.28) and other previously announced “grow-overs” (Bank of America Merrill Lynch (“BAML”) client loss, Penson and one-time FY10 foreign tax benefit)
2 half EPS expected to be up $0.06 to $0.16 (mid-point $0.11) year over year as positive momentum in recurring revenues, acquisitions and expense savings along with “bottoming out” of event-driven revenues, creates growth opportunities heading into FY12 and beyond
Recurring revenues up due to positive contributions from Net New Business and some improvement in internal growth (stock record positions/trade volumes).  Positioned for positive growth into FY12 given expected recurring sales and lower losses as BAML hits its anniversary date in Q4 FY11
Event-driven revenues down in 2   half at about the same as 1  half excluding 2 large Q2 jobs in FY10. Expect we are at the “bottom” here so future years should see uptick since not aware of secular changes
Acquisitions, including Matrix, adding $69M in revenues and slightly accretive this year and expected to drive growth in FY12 (carryover and organic growth)
Key initiatives are on track and as expected, dilutive in FY11, then positive contributions from Penson and MSSB offset by IBM/ITO integration in FY12 with pick up in FY13 of $0.27/share
Expense reductions in 2 half, partially offset by one-time charge, benefit FY12 and beyond by $0.11 to
$0.14/share
st
st
st
nd
nd
nd
st
nd

FY11 Financial Guidance
$ in millions, except EPS
Revenues EPS Revenues EPS Revenues EPS Revenues EPS Revenues EPS
FY10 (GAAP) 968 $        0.56 $       1,241 $      1.06 $      2,209 $      1.62 $
Core Business
Recurring - - 27 0.11 27 0.11
Closed Sales (without MSSB) 16 0.07 30 0.11 46 0.18
Losses (13) (0.06) (11) (0.04) (24) (0.10)
Internal Growth (3) (0.01) 8 0.04 5 0.03
`
Event-Driven Fees (84) (0.25) (32) (0.09) (116) (0.34)
Distribution (64) (0.03) (19) (0.01) (83) (0.04)
Acquisitions 21 - 69 0.01 90 0.01
Key Initiatives
Penson 11 (0.04) 19 (0.04) 30 (0.08) 20 0.08 - -
MSSB 12 - 7 0.02 19 0.02 5 0.03 - 0.03
IBM - - - (0.01) - (0.01) - (0.12) - 0.24
Key Initiatives 23 (0.04) 26 (0.03) 49 (0.07) 25 (0.01) - 0.27
Other
One-time Charge - - - (0.05) - (0.05) - 0.11 - 0.03
Expense Savings / FX / Other - (0.02) 7 0.08 7 0.06
Share Repurchases - 0.02 - 0.09 - 0.11
Tax Rate - (0.06) - - - (0.06)
Total Change (104) (0.38) 78 0.11 (26) (0.27)
FY11 (GAAP)
864 $        0.18 $       1,319 $      1.17 $      2,183 $      1.35 $
Note:
Key Initiatives (A)
2nd Half FY11 FY11 FY12 FY13 1st Half FY11
Actual
Mid-Point Guidance Mid-Point Guidance Key Initiatives (A)
(A) Shows only directional view for key initiatives discussed. Does not include forward looking guidance for core business, acquistions, taxes or share repurchases.

Broadridge - FY11 Continuing Operations Financial Guidance Summary
Revenue growth in the range of (2)-(1)%
Closed sales forecast for the year at $140-190M (Recurring $110-150M)
Non-GAAP Earnings before interest and taxes margin of 12.7-13.4%
Diluted Earnings Per Share:
GAAP EPS (continuing operations) in the range of $1.30-1.40
Diluted weighted-average outstanding shares of ~128M
Free cash flow (Non-GAAP) in the range of approximately $130-190M, includes:
Increase in investment implementation cost of ~$45M (Penson and IBM)
Reversal of FY10 $30M additional contribution to working capital in FY11
Guidance does not include the effect of any future acquisitions beyond the Matrix acquisition which closed in January 2011, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128M weighted-average outstanding shares guidance

Summary
Disappointing results for the quarter and year-to-date
Primarily due to the unprecedented low level of event-driven revenues
Our confidence to create shareholder value going forward remains in place because of:
1)
Improved growth in recurring fee revenues
2)
Our excellent client revenue retention rate
3)
Our strong closed sales results
4)
The benefits of our previously disclosed key strategic transactions
•
MSSB, Penson and the IBM/ITO are all on plan
5)
The accretive benefits from our acquisitions
•
Most notably Matrix and NewRiver
•
All acquisitions are progressing on plan
6)
Our continued commitment to drive cost efficiencies through the organization
•
Resulting in a $0.05 earnings per share one-time charge
FY12-13 only requires to get back to the historical event-driven mean during the next two years
Commitment to the service profit chain

15 Q&A There are no slides during this portion of the presentation

16 Closing Comments There are no slides during this portion of the presentation

17 Appendix Appendix

Segment Results & Forecast – Investor Communication Solutions
1   half revenue and margin driven by lower event-driven activity, primarily mutual fund proxy.  Event-
driven fee revenue at $80M YTD and while expecting improvement in 2 half, full year reduced to $175M
(no upside/downside in guidance)
Including acquisitions, recurring fee revenue for the quarter and 1 half are up ~10% and 2 half forecasted to be up 21% with full year growth of 17%
Revenue from new closed sales contributed over $15M in the 1 half and expect to generate >$40M full year (seasonality)
Client revenue retention rate continues to be greater than 99%. No notification of any large client losses
Internal growth YTD is flat with interim (Mutual Fund) position growth of 10% offset by slightly negative equity position growth and lower volumes in Transaction Reporting. Expecting interim growth to continue for rest of year and some lift in equity stock record positions in the 2 half
Current year acquisitions expected to contribute 4 points to total revenue in FY11 and carryover in
FY12 adds additional 3 points to revenue growth
Full-year margin adversely impacted by lower event-driven activity, and to a lesser extent, acquisitions and strategic initiatives
st
st
st
nd
nd
nd
Revenue/Growth EBIT/Growth
(Non-GAAP)
Margin/Growth
(Non-GAAP)
Q2: $294M/ (25)% $3M/ (95)% 0.9%/ (1,200) bps
YTD: $574M/ (18)% $9M/ (88)% 1.6%/ (900) bps
FY11: $1,567 to 1,578M / (6)% $216 to 226M / (21) to (17)% 13.8 to 14.3% / (250) to (200) bps

19 19
Segment Results & Forecast – Securities Processing Solutions
Q2 and YTD growth driven by contributions from new closed sales and acquisitions (Penson and City Networks) offset by carryover BAML client loss.  Q2 revenues came in at low end of range
Acquisitions add 9 points of growth in quarter and YTD. Exiting Q4 at 13 points of growth given completion of
Penson implementation expected by end of Q4
Q2 closed sales of $26M with a large global institutional bank accounting for >$20M across both Equities and Fixed
Income.  Conversion will be in multiple phases with no significant revenue contribution until Q4 of FY12. YTD closed sales of $37M vs. $7M last year.  Fixed Income closed sales continue strong performance from last year
Internal revenue growth flat in the quarter as higher Fixed Income trade revenues offset by lower non-trade revenues and carryover impact of prior year concessions. Retail volumes 4 points better than Q1 while Fixed Income volumes 7 points higher than Q1
Q2 and YTD margin decline driven by the expected impact of the lower Outsourcing margin as Penson is converted and the slight dilutive impact of City Networks in the first year. Outsourcing business still on target to exit FY11 at break-even
Excluding the Penson transaction and the City Networks acquisition,  Q2 revenues, EBIT and margins essentially unchanged.  Remainder of year begins to show improvement in revenue, EBIT, and margin growth
Low and high end revenues and EBIT ranges dependent on equity trade volumes and implementation of new closed sales.  Expecting slow continued improvement in volumes second half of the year
Revenue/Growth
EBIT/Growth (Non-GAAP)
Margin/Growth (Non-GAAP)
Q2 : $146M / +9% $19M / (18)% 13.2% / (430) bps
YTD: $288M / +9% $40M / (18)% 14.0% / (460) bps
FY11: $589 to 599M / +10 to 12% $80 to 88M / (19) to (11)% 13.5 to 14.6% / (500) to (390) bps

Segment Results & Forecast – Other & Foreign Exchange (FX)
FY11:
Corporate Expenses and Investments:
Full year run rate in the low $20M range, consisting of
corporate expenses, excluding M&A activity and IBM ITO/ one-time charge
FX:
FY11 Range
2Q11
2Q11 YTD
Low High
Other Fees Revenue $(0)M $(0)M $1M $1M
  Other Fees Margin $(0)M $(0)M $1M $1M
Interest Expense $(2)M $(4)M $(10)M $(10)M
Corp. Expenses & Investments $(5)M $(11)M $(29)M $(31)M
FX - P&L - Revenue $2M $2M $8M $14M
- EBIT $2M $3M $6M $9M
- Transaction Activity
$0M $0M $0M $0M
Full year low and high ranges assume current rates and forward rates, respectively

Broadridge 2Q and YTD from Continuing Operations
Revenue
($ in millions)
Earnings Revenue
($ in millions)
Earnings
FY10 FY11 FY10 FY11 FY10 FY11 FY10 FY11
Q2 Q2 Q2 Q2 Q2 YTD Q2 YTD Q2 YTD Q2 YTD
$393 $294 ICS $51 $3 $703 $574 ICS $74 $9
33% -25% Growth %  /  Margin %  12.9% 0.9% 15% -18% Growth %  /  Margin %  10.6% 1.6%
$134 $146 SPS $23 $19 $264 $288 SPS $49 $40
-9% 9% Growth %  /  Margin %
17.5% 13.2% -8% 9%
Growth %  /  Margin %
18.6% 14.0%
$527 $440
Total Segments $74 $22 $967 $861
Total
Segments $123 $49
19% -16% Growth %  /  Margin %   14.1% 5.0% 8% -11% Growth %  /  Margin %  12.7% 5.7%
$2 $0 Other ($4) ($5) $2 $0 Other ($6) ($10)
$0 $2 FX
*
$0 $2 ($1) $2 FX
*
($0) $3
$530 $442 Total Broadridge (EBIT: Non-GAAP ) $71 $19 $968 $864 Total Broadridge (EBIT: Non-GAAP ) $116 $42
21% -16% Growth %  /  Margin %  13.4% 4.2% 8% -11% Growth %  /  Margin %  12.0% 4.8%
Interest & Other ($3) ($2) Interest & Other ($5) ($4)
Total EBT (GAAP) $68 $17 Total EBT (GAAP) $111 $37
Margin % 12.9% 3.7% Margin % 11.5% 4.3%
Income Taxes ($17) ($6) Income Taxes ($33) ($14)
Tax Rate (a) 24.8% 35.8% Tax Rate (a) 29.6% 36.1%
Total Net Earnings $51 $11 Total Net Earnings $78 $24
Margin % 9.7% 2.4% Margin % 8.1% 2.8%
Diluted Shares 140 128 Diluted Shares 140 129
Diluted EPS (GAAP) $0.37 $0.08 Diluted EPS (GAAP) $0.56 $0.18
Diluted EPS Before 1-Times (Non-GAAP)
(b)
$0.31 $0.08 Diluted EPS Before 1-Times (Non-GAAP)
(b)
$0.50 $0.18
*
Includes impacts of FX P&L Margin and FX Transaction Activity
*
Includes impacts of FX P&L Margin and FX Transaction Activity
(a)
FY10 Q2 Tax Rate of 24.8% is attributable to the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M.
Excluding the year-to-date benefit the FY10 Q2 tax rate would be 36.3%
(b)
FY10 Q2 Diluted EPS Before 1-Times (Non-GAAP) excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes).
$0.06 impact to EPS.
(a)
FY10 Q2YTD Tax Rate of 29.6% is attributable to the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M.
Excluding the year-to-date benefit the FY10 Q2 tax rate would be 36.8%
(b)
FY10 Q2 Diluted EPS Before 1-Times (Non-GAAP) excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes).
$0.06 impact to EPS.

Broadridge FY11 Guidance from Continuing Operations
($ in millions)
FY10 FY11 Range
FY10 FY11 Range
Actual Low High Actual Low High
$1,670 $1,567 $1,578 ICS $273 $216 $226
9% -6% -6% Growth %  /  Margin %  16.3% 13.8% 14.3%
$536 $589 $599 SPS $99 $80 $88
-4% 10% 12%
Growth %  /  Margin %  18.5% 13.5% 14.6%
$2,205 $2,156 $2,177 Total Segments
$372 $296 $314
6% -2% -1% Growth % / Margin % 16.9% 13.7% 14.4%
$2 $1 $1 Other
($25) ($28) ($30)
$1 $8 $14 FX
*
$5 $6 $9
$2,209 $2,164 $2,191
Total Broadridge (EBIT: Non-GAAP )
$352 $274 $293
7% -2% -1% Growth % / Margin % 15.9% 12.7% 13.4%
Interest & Other ($10) ($10) ($10)
Total EBT (GAAP) $342 $264 $283
FY11 Range
Margin % 15.5% 12.2% 12.9%
Segments Low High
ICS $65 $90
Income Taxes ($117) ($98) ($103)
SPS $75 $100 Tax Rate (a) 34.2% 37.0% 36.5%
Total $140 $190
Total Net Earnings
$225 $166 $179
Margin % 10.2% 7.7% 8.2%
Diluted Shares 139 128 128
Diluted EPS (GAAP) $1.62 $1.30 $1.40
Diluted EPS Before 1-Times (Non-GAAP)(b)
$1.56 $1.30 $1.40
* Includes impact of FX P&L Margin and FX Transaction Activity
Guidance does not take into consideration the effect of any future acquisitions beyond the Matrix acquisition which closed in January 2011, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million weighted-average outstanding shares guidance.
Closed Sales
Revenue
Earnings
(a) FY10 Full Year Tax Rate of 34.2% is attributable to the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M.
Excluding the year-to-date benefit the FY10 Full Year tax rate would be 36.5%
(b) FY10 Full Year Diluted EPS Before 1-Times (Non-GAAP)  excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes). $0.06 impact to EPS.

Cash Flow – 2Q11 Results and FY11 Forecast
(a) Guidance does not  take into consideration the effect of any future acquisitions beyond the Matrix acquisition which closed in January 2011, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million weighted-average outstanding shares guidance.
Unaudited
(In millions)
Six Months Ended
December 2010 Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations (GAAP) 24 $                             166 $                  179 $
Depreciation and amortization (includes other LT assets) 32 65 75
Stock-based compensation expense 15 30 30
Other (1) (5) 5
Subtotal 70 256 289
Working capital changes (33) (30) (25)
Long-term assets and liabilities changes (10) (30) (20)
Net cash flow (used in) provided by continuing operating activities 27 196 244
Cash Flows From Investing Activities
IBM / ITO data center investment   - (20) (15)
Capital expenditures and software purchases (16) (45) (40)
Free cash flow (Non-GAAP) 11 $                             131 $                  189 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (96) (297) (297)
Stock repurchases net of options proceeds (112) (176) (176)
Long-term debt proceeds - 200 200
Dividends paid (38) (76) (76)
Other (includes Disc Ops) 10 10 12
Net change in cash and cash equivalents (225) (208) (148)
Cash and cash equivalents, at the beginning of year 413 413 413
Cash and cash equivalents, at the end of period 188 $                           205 $                  265 $
FY11 Range
(a)

Closed Sales to Revenue Contribution
Closed Sales Stats:
Recurring
• Both ICS and SPS trending toward longer revenue recognition cycle
• Larger strategic deals could take 12-24 months to convert
Event-Driven
• Majority usually recognized during the year the deal closed
• Sales are less predictable depending on size of the client
Revenue contribution could be +/-5% each year depending on the complexity of the conversion
($ in millions) Forecast
Recurring FY09 FY10 FY11
ICS $55 $80 $35-50
~ Revenue Contribution Year
1-3
55% 35% 10% 50% 40% 10% 35% 35% 35%
SPS $40 $40 $75-100
~ Revenue Contribution
Year 1-3
25% 50% 25% 10% 50% 40% 10% 30% 60%
Event-Driven $45 $55 $30-40
~ Revenue Contribution Year 1-3
70% 10% 20% 80% 10% 10% 80% 20% 0%
Total Closed Sales $140 $175 $140-190
~ Revenue Contribution Year 1-3
50% 30% 20% 50% 30% 20% 30% 30% 40%

Revenues and Closed Sales Charts FY05-FY11
($ in millions)
FY05-10 Forecast
Event-Driven Fee Revenues FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11
Mutual Fund Proxy 51 $          61 $          79 $          92 $          55 $          150 $        24% 35 $
Mutual Fund Supplemental/ Pre-sale 70 $          76 $          88 $          86 $          95 $          83 $          3% 85 $
Contest/ Specials/ Other Communications 38 $          49 $          73 $          59 $          67 $          59 $          9% 55 $
Total Event-Driven Fee Revenues 158 $        186 $        241 $        237 $        216 $        292 $        13% 175 $
Growth 18% 30% -2% -9% 35%
Recurring Distribution Revenues 487 $        552 $        579 $        566 $        556 $        554 $        3% ~$540
Growth 13% 5% -2% -2% 0%
ED Distribution Revenues 162 $        178 $        242 $        242 $        201 $        227 $        7% ~$160
Growth 10% 36% 0% -17% 13%
Total Distribution Revenues 649 $        730 $        821 $        808 $        757 $        781 $        4% ~$700
Growth 12% 12% -2% -6% 3%
($ in millions)
FY05-10 Forecast
Recurring Fee Revenues FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11
ICS 414 $       480 $       481 $       521 $        547 $        575 $        7% $608-615
Growth 16% 0% 8% 5% 5%
SPS 459 $       458 $       509 $       515 $        537 $        513 $        2% $512-522
Growth 0% 11% 1% 4% -4%
Segment Recurring Fee Revenues 873 $       937 $       990 $       1,036 $    1,084 $    1,088 $    5% $1,120-1,137
Growth 7% 6% 5% 5% 0%
Acquisitions 0 $            18 $         28 $         28 $          33 $          45 $          NM* $164
Total Recurring Fee Revenues 873 $       955 $       1,018 $   1,064 $    1,117 $    1,133 $    5% $1,284-1,301
9% 7% 5% 5% 1%
Event-Driven 158 $       186 $       241 $       237 $        216 $        292 $        13% $175
Growth 18% 30% -2% -9% 35%
Distribution 649 $       730 $       821 $       808 $        757 $        781 $        4% $698-701
Growth 12% 12% -2% -6% 3%
Other/FX (25) $        (19) $        (12) $        22 $          (17) $        4 $            NM* $8-14
Total BR Revenues 1,656 $   1,853 $   2,067 $   2,131 $    2,073 $    2,209 $    6% $2,164-2,191
Growth 12% 12% 3% -3% 7%
Recurring Closed Sales 77 $         92 $         63 $         82 $          95 $          119 $        9% $110-150
Growth 19% -32% 30% 16% 25%
ED Closed Sales 24 $         33 $         49 $         63 $          44 $          56 $          18% $30-40
Growth 38% 48% 29% -30% 27%
Total Closed Sales 101 $       125 $       112 $       145 $        139 $        175 $        12% $140-190
Growth 24% -10% 29% -4% 26%
*NM= Not Meaningful

Reconciliation of Non-GAAP to GAAP Measures
(a) FY10 Full Year Diluted EPS Before 1-Times (Non-GAAP) excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M
(gain reflected in Income Taxes). $0.06 impact to EPS.
(a) Guidance does not  take into consideration the effect of any future acquisitions beyond the Matrix acquisition which closed in January 2011, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million weighted-average outstanding shares guidance.
EBIT Reconciliation 2Q10 2Q11 YTD10 YTD11 FY10 FY11 Range (a)
($ in millions) Actual Actual Actual Actual Actual Low High
EBIT (Non-GAAP)* $71 $19 $116 $42 $352 $274 $293
Margin % 13.4% 4.2% 12.0% 4.8% 15.9% 12.7% 13.4%
Interest & Other ($3) ($2) ($5) ($4) ($10) ($10) ($10)
Total EBT (GAAP) $68 $17 $111 $37 $342 $264 $283
Margin % 12.9% 3.7% 11.5% 4.3% 15.5% 12.2% 12.9%
EPS Reconciliation Low High
Diluted EPS from continuing operations (GAAP) $0.37 $0.08 $0.56 $0.18 $1.62 $1.30 $1.40
One-time recognition of a deferred tax asset ($0.06) - ($0.06) - ($0.06) - -
Diluted EPS before One-Times (Non-GAAP) (a) $0.31 $0.08 $0.50 $0.18 $1.56 $1.30 $1.40
*   Includes impact of FX Transaction Activity
Free Cash Flow Reconciliation
Six Months Ended
FY11 Range (a)
($ in millions)
December 2010
Low High
Net earnings from continuing operations (GAAP) 24 $                     166 $              179 $
Depreciation and amortization (includes other LT assets) 32 65 75
Stock-based compensation expense 15 30 30
Other (1) (5) 5
Subtotal 70 256 289
Working capital changes (33) (30) (25)
Long-term assets and liabilities changes (10) (30) (20)
Net cash flow (used in) provided by continuing operating activities 27 196 244
Cash Flows From Investing Activities
IBM / ITO data center investment   - (20) (15)
Capital expenditures and purchases of intangibles (16) (45) (40)
Free cash flow (Non-GAAP) 11 $                     131 $              189 $

ICS Key Segment Revenue Stats
$ in millions
RC= Recurring
ED= Event-Driven
Fee Revenues
2Q10 2Q11 FY10 YTD FY11 YTD Type
Proxy
Equities 25.5 $        24.6 $        53.1 $        50.1 $        RC
Stock Record Position Growth -5% -2% -5% -1%
Pieces 26.2 21.0 55.0 44.0 (0.833)
Mutual Funds 78.0 $        11.1 $        98.8 $        17.3 $        ED
Pieces 105.7 16.1 139.7 24.1 (11.667) 10
Contests/Specials 3.6 $         3.9 $         11.6 $        8.2 $         ED
Pieces 4.3 4.2 15.0 8.8 (3.333) 5
Total Proxy 107.1 $      39.6 $        163.5 $      75.6 $
Total Pieces 136.2 41.3 209.7 76.9
Notice and Access Opt-in % 66% 69% 55% 55%
Suppression % 56% 47% 54% 49%
Interims Mutual Funds
(Annual/Semi-Annual Reports/Annual Prospectuses)
19.7 $        22.9 $        41.3 $        46.5 $        RC
Position Growth 6% 10% 3% 10%
Pieces 111.9 117.2 222.7 239.7
Mutual Funds (Supplemental Prospectuses) & Other 10.5 $        9.1 $         20.0 $        19.8 $        ED
Pieces 54.5 49.1 108.8 111.6 -20 13.33333
Total  Interims 30.2 $        32.0 $        61.3 $        66.3 $
Total Pieces 166.4 166.3 331.5 351.3
Transaction
Transaction Reporting/Customer Communications 34.3 $        37.4 $        63.3 $        72.6 $        RC
Reporting
Fulfillment
Post-Sale Fulfillment 18.2 $        16.8 $        38.0 $        36.1 $        RC
Pre-Sale Fulfillment 8.6 $         11.6 $        16.8 $        20.8 $        ED
Total Fulfillment 26.8 $        28.4 $        54.8 $        56.9 $
Other Other - Recurring (1)
3.4 $         9.2 $         6.3 $         15.7 $        RC
Communications
Other - Event-Driven
(2)
7.2 $         7.6 $         17.4 $        14.2 $        ED
Total Other 10.6 $        16.8 $        23.7 $        29.9 $
Total Fee Revenues 209.0 $      154.2 $      366.6 $      301.3 $
Total Distribution Revenues 184.3 $      139.9 $      336.6 $      272.3 $
Total Revenues as reported - GAAP 393.3 $      294.1 $      703.2 $      573.6 $      FY11
Total RC Fees 101.1 $      110.9 $      202.0 $      221.0 $      ~$700
Total ED Fees 107.9 $      43.3 $        164.6 $      80.3 $        $175
FY11 Ranges
Low High
Sales 4% 2% 3% 2%
2% 2%
Losses -2% -1% -2% 0%
0% 0%
Key Net New Business 2% 1% 1% 2%
2% 2%
Revenue Internal growth -1% 0% 0% 0% 0% 0%
Recurring (Excluding Acquisitions) 1% 1% 1% 2%
2% 2%
Acquisitions 1% 1% 1% 1%
4% 4%
Total Recurring 2% 2% 2% 3%
6% 6%
Drivers
Event-Driven 20% -16% 10% -12%
-7% -7%
Distribution 11% -11% 3% -9%
-5% -5%
TOTAL 33% -25% 15% -18%
-6% -6%
(1) Other Recurring Fee Revenue includes NewRiver, StockTrans, Access Data, Forefield and Tax Reporting. FY11 Forecast includes Matrix.
(2) Other event-driven includes 3.1M pieces for 2Q10 and 2.5M for 2Q11, primarily related to corporate actions.
Note: Certain prior period amounts have been reclassified to conform with current period presentation

SPS and Outsourcing Key Segment Revenue Stats
$ in millions
RC= Recurring
ED= Event-Driven
2Q10 2Q11 YTD10 YTD11 Type
Equity
Transaction-Based Equity Trades 60.0 $      59.1 $      118.9 $    114.2 $    RC
Internal Trade Volume
(1)
1,491 1,481 1,480 1,452
Internal Trade Growth -9% -1% -5% -2%
Trade Volume (Average Trades per Day in '000)
(2) (3)
1,509 1,497 1,497 1,467
Non-Transaction Other Equity Services 47.8 $      53.0 $      94.0 $      104.9 $    RC
Total Equity 107.7 $    112.1 $    212.8 $    219.1 $
Fixed Income
Transaction-Based Fixed Income Trades
[4]
11.5 $      13.8 $      23.8 $      27.3 $      RC
Internal Trade Volume 276 326 281 316
Internal Trade Growth -12% 18% -9% 12%
Trade Volume (Average Trades per Day in '000)
(3)
276 327 281 316
Non-Transaction Other Fixed Income Services
[4]
8.3 $       7.5 $       15.1 $      14.6 $
RC
Total Fixed Income
19.8 $      21.3 $      38.9 $      41.9 $
Outsourcing
Outsourcing 6.3 $       12.7 $      12.2 $      26.7 $
# of Clients 7 11 7 11
Total Net Revenue as reported - GAAP 133.8 $    146.1 $    263.9 $    287.8 $    FY11 Ranges
FY11 Ranges Q1
Low High
Sales 5% 4% 5% 4% 3% 4%
Losses -4% -4% -4% -4% -3% -3%
Key
Net New Business
1% 0% 1% 0% 0% 1%
Revenue
Transaction & Non-transaction -5% 1% -3% 2% 2% 3%
Drivers
Concessions -5% -1% -6% -2% -2% -2%
Internal growth -10% 0% -9% 0% 0% 1%
Acquisitions 0% 9% 0% 9% 10% 10%
TOTAL
-9% 9% -8% 9% 10% 12%
(1) 2Q10 Internal Trade Volume previously was reported as 1,474 and 264 for Equities and Fixed Income, respectively. YTD10 Internal Trade Volume previously was reported as 1,465 and 256 for Equities and Fixed Income, respectively. These numbers were adjusted to reflect Losses and Sales in order to present consistent business for the purpose of calculating internal trade growth.
(2) Equity Trade volume adjusted to excludes trades processed under fixed priced contracts. Management believes excluding this trade volume presents a
(3) Prior Year's trade volume re-stated for comparability.
(4) Fixed Income FY10 Trade revenue re-stated to reclassify $0.4M mortgage product revenue to other fixed income services, $0.7M YTD.

Broadridge ICS Definitions
Proxy
Interims
Transaction Reporting
Fulfillment
Other Communications
  Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers.  Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).

Refers to the proxy services we provide for funds, classes or trusts of an investment company.  Open-ended mutual funds are not required to have annual meetings.  As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event."  These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.

    Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
   Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).

they are required by regulation to distribute periodically to their investors.  These reports contain pertinent information such as holdings, fund performance, and other required disclosure.

provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus).  The events could occur at any time throughout the year.
              Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.
                            Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.
                          Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.

Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.

Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-
objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.
Equities -
Mutual Funds -
Contests -
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information
Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously
Other –
Transaction Reporting –
Post-Sale Fulfillment –
Pre-Sale Fulfillment –
Other –
Specials -

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Financial information presented for periods prior to the March 30, 2007 spin-off of
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the brokerage services business which were operated as part of ADP.  Broadridge’s financial results for periods before the spin-off from ADP may not be indicative of our future performance and do not necessarily reflect what our results would have been had
Broadridge operated as a separate, stand-alone entity during the periods presented, including changes in our operations and capitalization as a result of the spin-off from
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